UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 11, 2016

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

Amendment to Senior Unsecured Revolving Credit Agreement

On August 11, 2016, Plains All American Pipeline, L.P. (“PAA”), a subsidiary of Plains GP Holdings, L.P. (the “Registrant” or “PAGP”), entered into that certain Third Amendment to Credit Agreement (the “Revolving Credit Facility Amendment”) amending the terms of its Credit Agreement dated as of August 19, 2011 among PAA and Plains Midstream Canada ULC (“PMC”), as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Revolving Credit Agreement”).  Pursuant to the Revolving Credit Facility Amendment, among other things, the Maturity Date of the Revolving Credit Agreement with respect to each extending lender has been extended from August 16, 2020 to August 16, 2021.  The Maturity Date of the Revolving Credit Agreement with respect to each non-extending lender remains August 16, 2020.  The non-extending lenders represent commitments of $140,000,000 in the aggregate (out of total commitments of $1.6 billion from all Lenders in the aggregate).  Terms used in this paragraph but not defined herein have the meanings assigned to them in the Revolving Credit Agreement.

Amendment to 364-Day Credit Agreement

On August 11, 2016, PAA entered into that certain Second Amendment to 364-Day Credit Agreement (the “364-Day Amendment”) amending the terms of its 364-Day Credit Agreement dated as of January 16, 2015 (as amended, the “364-Day Credit Agreement”), among PAA, as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. Pursuant to the 364-Day Amendment, among other things, the Maturity Date of the 364-Day Credit Agreement has been extended to August 10, 2017.  The borrowing capacity under the 364-Day Credit Agreement will continue to be $1 billion.   Terms used in this paragraph but not defined herein have the meanings assigned to them in the 364-Day Credit Agreement.

Amendment to Hedged Inventory Credit Agreement

On August 11, 2016, Plains Marketing, L.P. (“PMLP”), a wholly-owned subsidiary of PAA, entered into that certain Third Amendment to Third Amended and Restated Credit Agreement (the “Hedged Inventory Facility Amendment”) amending the terms of its Third Amended and Restated Credit Agreement dated as of August 19, 2011 among PMLP and PMC, as Borrowers; PAA, as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (as amended, the “Hedged Inventory Facility”).  Pursuant to the Hedged Inventory Facility Amendment, among other things, the Maturity Date of the Hedged Inventory Facility with respect to each extending lender has been extended from August 16, 2018 to August 16, 2019.  The Maturity Date of the Hedged Inventory Facility with respect to each non-extending lender remains August 16, 2018.  The non-extending lenders represent commitments of $126,250,000 in the aggregate (out of total commitments of $1.4 billion from all Lenders in the aggregate).  Terms used in this paragraph but not defined herein have the meanings assigned to them in the Hedged Inventory Facility.

Amendment to Plains AAP Credit Agreement

On August 11, 2016, Plains AAP, L.P. (“Plains AAP”), a consolidated subsidiary of the Registrant, entered into that certain Consent, Limited Waiver and Amendment (the “Plains AAP Amendment” and together with the Revolving Credit Facility Amendment, the 364-Day Amendment and the Hedged Inventory Facility Amendment, the “Amendments”) to Second Amended and Restated Credit Agreement dated as of September 26, 2013 among Plains AAP, as Borrower, Citibank, N.A. as Administrative Agent, and the other Lenders party thereto (the “Plains AAP Credit Agreement”). Pursuant to the Plains AAP Amendment, among other things, the Lenders (a) consented to (1) the assignment by Plains AAP of all of its rights (other than the right to request Revolving Loans) and obligations as the Borrower under the Plains AAP Credit Agreement to PAA, and PAA’s assumption thereof, in connection with the previously announced simplification transaction pursuant to the Simplification Agreement dated as of July 11, 2016 by and among PAA, PAA GP Holdings LLC, PAGP, Plains All American GP LLC, Plains AAP and PAA GP LLC (the “Simplification Transaction”) following the date of the consummation of the Simplification Transaction on or before January 19, 2017 (the “Consent Effective Date”) and (2) the release and termination as of the Consent Effective Date of all liens on any property securing the obligations of Plains AAP under the Plains AAP Credit Agreement and related documents and (b) agreed to waive any Default or Events of Default arising under any Loan Document in connection with the Simplification Transaction for a period of two business days following the Consent Effective Date.  The Plains AAP Amendment further amends the definition of Maturity Date to be the second Business Day following the Consent Effective Date.  Terms used in this paragraph but not defined herein have the meanings assigned to them in the Plains AAP Amendment and the Plains AAP Credit Agreement.

The above descriptions of the Amendments are qualified in their entirety by the terms of the Revolving Credit Facility Amendment, the 364-Day Amendment, the Hedged Inventory Facility Amendment and the Plains AAP Amendment, as

applicable, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

ITEM 2.03                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

ITEM 9.01.                     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 —

Third Amendment to Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to PAA’s Form 8-K filed on August 17, 2016).

Exhibit 10.2 —

Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners (incorporated by reference to Exhibit 10.2 to PAA’s Form 8-K filed on August 17, 2016).

Exhibit 10.3 —

Third Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.3 to PAA’s Form 8-K filed on August 17, 2016).

Exhibit 10.4

Consent, Limited Waiver and Amendment to Second Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains AAP, L.P., as Borrower, Citibank, N.A. as Administrative Agent, and the other Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: August 17, 2016	By:	PAA GP HOLDINGS LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1

Third Amendment to Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to PAA’s Form 8-K filed on August 17, 2016).

10.2

Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 among Plains All American Pipeline, L.P., as Borrower; Bank of America, N.A., as Administrative Agent; Citibank, N.A., JPMorgan Chase Bank N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents; DNB Bank ASA, New York Branch and Mizuho Bank, Ltd., as Co-Documentation Agents; the other Lenders party thereto; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners (incorporated by reference to Exhibit 10.2 to PAA’s Form 8-K filed on August 17, 2016).

10.3

Third Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.3 to PAA’s Form 8-K filed on August 17, 2016).

10.4

Consent, Limited Waiver and Amendment to Second Amended and Restated Credit Agreement dated as of August 11, 2016 among Plains AAP, L.P., as Borrower, Citibank, N.A. as Administrative Agent, and the other Lenders party thereto.